EXHIBIT 10.29

THIRD AMENDMENT TO THE
CAPITOL BANCORP LTD.
EMPLOYEE STOCK OWNERSHIP PLAN

The Capitol Bancorp Ltd. Employee Stock Ownership Plan is hereby amended as follows:

Effective February 16, 2009:

By re-naming the Adopting Employer “Valley First Community Bank” as “Central Arizona Bank” in Appendix A.

Effective March 20, 2009:

By striking the Adopting Employer Central Arizona Bank in Appendix A.

Effective March 31, 2009:

By striking the following Adopting Employers from Appendix A:

Brighton Commerce Bank
Detroit Commerce Bank
Kent Commerce Bank
Grand Haven Bank
Macomb Community Bank
Muskegon Commerce Bank
Portage Commerce Bank
Oakland Commerce Bank

By re-naming the Adopting Employer “Ann Arbor Commerce Bank” as “Michigan Commerce Bank” in Appendix A.

Effective July 1, 2009:

By adding the Adopting Employer “Bank of Auburn Hills” in Appendix A.

Effective September 21, 2009:

By striking the Adopting Employer “Yuma Community Bank” from Appendix A.

CAPITOL BANCORP LTD.

Dated:   November 18, 2009                                                                                        By:           /s/ Cristin K. Reid
 Cristin K. Reid
Its:           Corporate President